Purchase Price Allocation Estimated Fair Values of Assets Acquired Liabilities Assumed (Detail) (USD $) In Thousands, unless otherwise specified	Feb. 15, 2012 AmSafe Global Holdings, Inc.	Dec. 06, 2010 McKechnie Aerospace Holdings, Inc.
Schedule of Business Acquisitions, Purchase Price Allocation [Line Items]
Current assets, excluding cash acquired	$ 127,600	$ 109,289
Property, plant and equipment	20,794	48,901
Intangible assets	270,500	433,000
Goodwill	403,025	864,934
Other	4,239
Total assets acquired	826,158	1,456,124
Current liabilities	24,152	40,004
Deferred income taxes-long term	49,343	118,591
Other noncurrent liabilities	2,932	31,837
Total liabilities assumed	76,427	190,432
Net assets acquired	$ 749,731	$ 1,265,692